UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report  - January 14, 2005


                       THE MAY DEPARTMENT STORES COMPANY
              (Exact name of Registrant as specified in its charter)

   Delaware                          I-79                      43-1104396
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

611 Olive Street, St. Louis, Missouri                            63101
(Address of principal executive offices)                        (Zip code)

        Registrant's telephone number, including area code: (314)342-6300


                                Not Applicable
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 14, 2005, The May Department Stores Company announced that Eugene S. Kahn resigned as chairman and chief executive officer. The board of directors of the company accepted his resignation and named John L. Dunham, current president of the company, as acting chairman and chief executive officer along with his duties as president.



Item 9.01   Financial Statements and Exhibits.

99.1   Press Release, dated January 14, 2005.


                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        THE MAY DEPARTMENT STORES COMPANY



Dated: January 14, 2005         By:    /s/ Richard A. Brickson
                                       Richard A. Brickson
                                       Secretary





















                                 EXHIBIT 99.1


THE MAY DEPARTMENT STORES COMPANY ANNOUNCES
THE RESIGNATION OF GENE S. KAHN

   ST. LOUIS, Jan. 14, 2005 - Today Gene S. Kahn announced his resignation as chairman and chief executive officer of The May Department Stores Company. John L. Dunham, current president of May, has been named by the Board of Directors as acting chairman and chief executive officer along with his duties as president.

   The Board accepted Mr. Kahn's resignation, thanking him for his many years of service to May and wishing him well for the future.

   A search to fill the chief executive officer position will begin immediately and will include both internal and external candidates.

   The Board elected Russell E. Palmer as lead director. James M. Kilts, also a director, will chair the search committee.

   The May Department Stores Company operates department stores under the names of Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, Lord & Taylor, L.S. Ayres, Marshall Field's, Meier & Frank, Robinsons-May, Strawbridge's, and The Jones Store, as well as David's Bridal, After Hours Formalwear, and Priscilla of Boston in its Bridal Group. May operates in 46 states, the District of Columbia, and Puerto Rico.

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